EXHIBIT 99.2

Risks Related to Owning Our Common Stock

The notes may adversely affect the market price of our common stock.

The market price of our common stock is likely to be influenced by the notes. For example, the market price of our common stock could become more volatile and could be depressed by investors’ anticipation of the potential resale in the market of a substantial number of additional shares of our common stock received upon conversion of the notes, and by hedging or arbitrage trading activity that may develop involving the notes and our common stock.

Exercise or conversion of warrants and other convertible securities, along with new issuances of our common stock, will dilute the percentage of ownership of our stockholders, including noteholders who have received shares of our common stock upon conversion of their notes.

We have issued warrants and other convertible securities to purchase shares of our common stock to our officers, directors and certain stockholders. In the future, we may conduct offerings of our common stock or grant additional options, warrants and convertible securities. The exercise, conversion or exchange of options, warrants or convertible securities, including for other securities, will dilute the percentage ownership of our stockholders, including noteholders who have received shares of our common stock upon conversion of their notes, and could negatively impact the trading prices of the notes. The dilutive effect of the exercise or conversion of these securities may adversely affect our ability to obtain additional capital. The holders of these securities may be expected to exercise or convert such options, warrants and convertible securities at a time when our common stock is trading at a price higher than the exercise or conversion price of the securities. In addition, we may in the future exchange outstanding securities for other securities on terms that are dilutive to the securities held by other noteholders not participating in such exchange.

Our stockholders have experienced dilution through the issuance of our common stock under our at-the-market programs, and in the event we sell additional shares of our common stock under an at-the-market offering program, our stockholders will continue to experience dilution.

Reports published by securities or industry analysts and credit rating agencies, including projections in those reports that exceed our actual results, could adversely affect our share price and trading volume.

Securities or industry analysts and credit rating agencies publish their own quarterly projections regarding our operating results. These projections may vary widely from one another and may not accurately predict the results we actually achieve. Our share price would likely decline if we fail to meet any such projections or expectations. Similarly, if one or more of the securities or industry analysts who cover us change their recommendations regarding our common stock or publish inaccurate or unfavorable research about our business, our share price could decline. If one or more of these securities or industry analysts cease coverage of us or fail to publish reports on us regularly, our share price or trading volume could decline.

Our board of directors can issue, without approval of the holders of our common stock, preferred stock with voting and conversion rights that could adversely affect the voting power of the holders of our common stock.

Our board of directors can issue, without approval of the holders of our common stock, preferred stock with voting and conversion rights that could adversely affect the voting power of the holders of our common stock, including loss of voting control to others. Such issuance could have the effect of decreasing the market price of our common stock.

The trading price of shares of our common stock has been subject to volatility.

The trading price of our common stock has been, and is likely to continue to be, volatile, and may be influenced by various factors including the risks, uncertainties and factors described in our Annual Report and our other filings with the SEC, as well as factors beyond our control or of which we may be unaware. If these risks happen and our business and results of operation suffer as a result, the market price of our securities may decline, which could have a material adverse effect on an investment in our securities.

Bitcoin is subject to price volatility resulting from financial instability, poor business practices, fraudulent activities of players in the market, and other factors outside of our control. Such factors may cause a decline in the price of bitcoin, which may affect the trading price of our shares of common stock. We have issued, and may continue to issue, new shares of our common stock, which has a dilutive effect.

We have, primarily, financed our strategic growth through our at-the-market (ATM offerings and issuances of our common stock.

Our ATM offerings allow us to raise capital as needed by tapping into the existing trading market for our shares by selling newly issued shares into the market depending on prevailing market prices. Our efforts to raise capital is for the purpose of executing on development plans and strategic growth opportunities as they arise; however, holders of our common stock may experience dilution as a result of our sales of newly issued shares of our common stock in such ATM offerings.

We previously identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, any of which may result in material misstatements of our financial statements or cause us to fail to meet our periodic reporting obligations.

We are required to comply with certain provisions of Section 404 of the Sarbanes-Oxley Act. Section 404 requires that we document and test our internal control over financial reporting and issue management’s assessment of our internal control over financial reporting. Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2023. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control – Integrated Framework. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Based on our assessment, as of December 31, 2023, we concluded that our internal control over financial reporting contained no material weaknesses. To remediate previously identified material weaknesses related to the Company’s review controls around classification within the consolidated statements of cash flows, our management has implemented measures designed to ensure that control deficiencies contributing to the material weakness are timely remediated, such that these controls are designed, implemented and operating effectively.

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We believe that our actions remediated our previously identified material weaknesses. If we fail to comply with the requirements of Section 404 of the Sarbanes-Oxley Act, the accuracy and timeliness of the filing of our annual and quarterly reports may be materially adversely affected and could cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock. In addition, a material weakness in the effectiveness of our internal control over financial reporting could result in an increased chance of fraud and the loss of assets, reduce our ability to obtain financing and require additional expenditures to comply with these requirements, each of which could have a material adverse effect on our business, results of operations and financial condition.

We are and may continue to be subject to short selling strategies.

Short selling is the practice of selling securities that the seller does not own but rather has borrowed from a third party with the intention of buying identical securities back at a later date to return to the lender. The short seller hopes to profit from a decline in the value of the securities between the sale of the borrowed securities and the purchase of the replacement shares, as the short seller expects to pay less in that purchase than it received in the sale. As it is therefore in the short seller’s best interests for the price of the stock to decline, may short sellers publish, or arrange for the publication of, negative opinions regarding the relevant issuer and its business prospects to create negative market momentum and generate profits for themselves after selling a stock short. These short attacks have, in the past, led to selling of shares in the market.

We are, and may in the future may be, the subject of unfavorable allegations made by short sellers. For example, in August and October of this year, short sellers published reports that contained certain allegations against us that we believe to be misleading.

Any such allegations may be followed by periods of instability in the market price of our shares of common stock and negative publicity. We may be constrained in the manner in which we can proceed against the relevant short seller by principles of freedom of speech, applicable federal or state law or issues of commercial confidentiality. In addition, any related inquiry or formal investigation from a governmental organization or other regulatory body, including any inquiry from the SEC or the U.S. Department of Justice, could result in a material diversion of our management’s time and could have a material adverse effect on our business and results of operations. Such a situation could be costly and time-consuming and could distract our management from operating our business. We recently received an inquiry from the SEC relating to the allegations in the recent short seller reports relating to the sources of electricity used in our operations and the proportion of energy attributable to zero-carbon energy sources and, while we believe those allegations to be misleading, we cannot predict the impact that the SEC’s inquiry will have on our business and results of operations.  SEC investigations are generally fact-finding inquiries and do not necessarily mean that the SEC has concluded that we have violated the federal securities laws or that the SEC has a negative view of the Company.  We intend to cooperate fully.  Even if such allegations are ultimately proven to be groundless, allegations against us could adversely impact our business, and cause downward pressure and increased volatility in the price of our shares of common stock.

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